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                                 EXHIBIT 10.6

                                  CREDIT SALE

STATE OF LOUISIANA

PARISH OF PLAQUEMINES


          BE IT KNOWN, that on this 3RD day of DECEMBER, 1996;

          BEFORE ME, GEORGE, PIVACH, II, a Notary Public duly commissioned and qualified in and for the Parish of Plaquemines, State of Louisiana, in the presence of the undersighed competent witnesses;

          PERSONALLY CAME AND APPEARED:

          HUGH F. O'CONNOR, SR.,
          a person of the full age of majority and resident of the Parish of Jefferson, State of Louisiana, who declared unto me, Notary, that he has been married once and then Elaine Wichers O'Connor who predeceased him, and he has not since remarried; (HIS SS####-##-####)

          whose mailing address is 1121 NEWTON STREET, GRETNA, LOUISIANA
          70053;

hereinafter called Vendor(s) who declare(s) that he (they) does (do) by these presents, grant, bargain, sell, convey, transfer, assign, set over, abandon and deliver, with all legal warranties and with full substitution ain and to all the rights and actions of warranty which Vendor(s) has (have) or may have against all preceding owners and vendors, unto Purchaser(s),

          LABORATORY SPECIALISTS, INC.,
          a Louisiana Corporation, herein represented by its duly authorized representative, pursuant to Resolution of the Board of Directors, dated December 3, 1996, an original (ID #72-0846066)

whose mailing address is: 113 Jarrell Street, Belle Chasse, Louisiana 70037;

here present accepting and purchasing for itself, its heirs and assigns, and acknowledging due delivery and possession thereof, all and singular the following described property, to-wit:

I.
A CERTAIN LOT OF GROUND, together with all of the buildings and improvements thereon, and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the City of Gretna, Parish of Jefferson, State of Louisiana, in square bounded by Eleventh and Thirteenth Streets, Newton Street and the line of the Village of Gretna, designated as Lot A-2 on a plan of survey made by Hotard & Webb, C.E., dated January 20, 1955 in Gretna, Louisiana, approved by resolution of the Mayor and board of Alderman of the City of Gretna, adopted February 1, 1955, copies of which survey and resolution are attached to act of sale passed before Frederick J.R. Heebe, Notary Public, dated February 9, 1955, being a sale from Ruth Ziifle to Harold R. Ziifle, et al, and recorded in COB 373, folio 177, Parish of Jefferson, Louisiana, said Lot A-2 being part of Lot A on a plan of survey made Hotard & Webb, C.E., dated Gretna, Louisiana, May 7, 1948, and revised May 19, 1948, a copy of which said plan is attached to act of sale by William C. Ziifle to Mrs. Leonora Ziifle Geiger by act before William J.

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White, Notary Public, dated July 2, 1949, registered in COB 274, folio 216,
Jefferson Parish; said Lot A-2 measures 172. 32 feet front on Newton Street, one hundred sixty-nine and 96/100 feet width in the rear along the line of the Village of Gretna, by a depth on the line separating Lot A-2 from A-1 of 126.75 feet, by a depth and front on Eleventh Street of 125.84 feet.

Being the same property acquired by O'Connor Enterprises, Inc. from Ruth C. Ziifle, by act passed before Nat B. Knight, Jr., Notary Public, dated April 20, 1956, registered in COB 400, folio 554, Jefferson Parish, Louisiana.

Being further acquired by Elaine Wichers, wife of/and Hugh F. O'Connor from O'Connor Enterprises, Inc. by act before Henry J. Berthelot, N.P., dated September 29, 1982, registered in COB __________ , folio __________ .

II.
A CERTAIN PORTION OF GROUND, together with all of the buildings and improvements thereon, and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the rear of the Village of Mechanickham, now a part of the City of Gretna, Parish of Jefferson, State of Louisiana, designated as Parts of Lots Two (2) and Three (3) of Square One (1), as per sketch annexed to sale by C.D. Vicknair to M. Schneider, passed before S.J. McCune, Notary Public, for this Parish, December 23, 1919; said portion of land measures Thirty-eight (38') feet front on continuation of line of Newton Street, by One hundred thirty-one (131') feet depth and Thirty-six (36') feet width on rear, the dividing line of property now or formerly belonging to E.L. Slattery. The tract of land of which the above forms part designated by the Letter "B", on sketch made by H.L. Zander, Parish Engineer, on April 17, 1909, annexed to act of partition, between Mary Vicknair and W.C. Ziifle, before John E. Fleury, Notary Public, for this Parish, on April 24, 1909.

Being the same property acquired by O'Connor Enterprises, Inc. from Jeannette Louise Vicknair, Gladys Davies and Joseph J. Davies, Jr. by act before John D'Angelo, Notary Public dated June 9, 1966, registered in COB 638, folio '22, Parish of Jefferson, Louisiana.

Being further acquired by Elaine Wichers, wife of/and Hugh O'Connor from O'Connor Enterprises, Inc. by act befor Henry J. Berthelot, N.P., dated September 29, 1982, registered in COB __________ , folio __________ .

III.
A CERTAIN PIECE OF PORTION OF GROUND, together with all of the buildings and improvements thereon, and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, designated as Lot 4 of Block 1 of Vicknair Subdivision, located in the City of Gretna, Parish of Jefferson, State of Louisiana, all as per sketch attached to an act passed before S.J. McCune, Notary Public, dated December 23, 1919, and which portion of ground measures 7 feet front on a continuation of Newton Street, a width across the rear of 6 feet inches, more or less, and a depth of 131 feet between equal lines.

Being the same property acquired by O'Connor Enterprises, Inc. from Cleo Gahn Smith, by act before Robert B. Evans, Jr., Notary Public, dated September 4, 1980, recorded in COB 988, folio 277, Jefferson Parish, Louisiana.

Being further acquired by Elaine Wichers, wife of/and Hugh O'Connor from O'Connor Enterprises, Inc. by act before Henry J. Berthelot, N.P., dated September 29, 1982, registered in COB __________ , folio __________ .

IV.
A CERTAIN LOT OF GROUND, together with all of the buildings and improvements thereon, and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the rear of the Village of Mechanickham, now a forming part of the City of Gretna, Parish of Jefferson, State of Louisiana, designated as Lot Five (5) of Block One (1) of Vicknair Subdivision, as per sketch attached to and made part of an act before Samuel James McCune on the 23rd day of November, 1919, being a sale of Property by Charles

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Didier Vicknair to Michel Schneider; said lot begins at a distance of one hundred twenty-four (124') feet on the front line from Eleventh street and a distance of one hundred sixteen (116') feet on the rear line from said Eleventh Street separating it from property now or formerly belonging to Edward L. Slattery and thence measures thirty-four (34') feet front on the continuation of Newton Street, twenty-nine (29') feet in width on the rear line dividing it from the said Slattery property by a depth of one hundred thirty-one (131') feet, all as per sketch herein referred to.

Being the same property acquired by Elaine Wichers, wife of/and Hugh F. O'Connor, Sr. by act before William J. Scheffler, III, Notary Public, dated March 15, 1984, registered in COB 1070, folio 226, and further acquired by Boundary Agreement and Recognition of Title, by act dated September 7, 1984 before Michael E. Nolan, Notary Public, registered in COB 1096, folio 237, on September 10, 1984.

TRACTS II, III AND IV MAY ALSO BE DESCRIBED COLLECTIVELY AS FOLLOWS TO WIT:

THAT CERTAIN PIECE OR PORTION OF GROUND, together with all of the buildings and improvements thereon, and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situtated in the PARISH OF JEFFERSON, CITY OF GRETNA, in that part thereof known as the VICKNAIR ADDITION, as more fully shown on a plan of survey by Wilton J. Dufrene, dated May 30, 1984, according to which said portion of ground commences
48.09 feet from the intersection of 11th Street and Newton Street and measures thence 115 feet front on Newton Street, a width in the rear of 105.59 feet, by a depth on the side line nearer to the Westbank Expressway of 126.22 feet and on the opposite side line of 125.98 feet.

Being the same property acquired by Elaine Wichers, wife of /and Hugh F. O'Connor, Sr. by act before William J. Scheffler, III, Notary Public, dated March 15, 1984, registered in COB 1070, folio 226, and further acquired by Boundary Agreement and Recognition of Title, by act dated September 7, 1984, before Michael E. Nolan, Notary Public, registered in COB 1096, folio 237, on September 10, 1984.

Further acquired by Hugh O'Connor, Sr. by Judgment of Possession through the Succession of Elaine Wichers, Proceedings No. 499-389 of the 24th Judicial District Court for the Parish of Jefferson, State of Louisiana, registered in COB 2951, Folio 339 of the records of the Parish of Jefferson, State of Louisiana.

All as more fully shown on survey by Dufrene Surveying & Engineering, Inc., dated December ___ , 1996, a copy of which is attached hereto and made a part hereof.

     This sale is made and accepted for and in consideration of the price and sum of FOUR HUNDRED FIFTY THOUSAND AND NO/100 ($450,000.00) DOLLARS, in part payment and deduction whereof the said Purchaser(s) have well and truly paid, in CASH, the sum of ZERO DOLLARS AND NO/100 ($0.00) DOLLARS, to the Vendor(s), who hereby acknowledge receipt thereof and grant(s) full acquittance and discharge therefor. And for the balance of said purchase price, the sum of FOUR HUNDRED FIFTY THOUSAND AND NO/100 ($450,000.00) DOLLARS, the Purchaser(s) has (have) furnished Vendor(s) ONE promissory note for the sum of FOUR HUNDRED FIFTY THOUSAND AND NO/100 ($450,000.00) DOLLARS, dated this day, payable to the order of HUGH O'CONNOR, SR., the principal sum of FOUR HUNDRED FIFTY THOUSAND AND NO/100 ($450,000.00) DOLLARS, with interest from date hereof until paid at the rate of ZERO (0.00%) percent per annum, payable ON DEMAND ONE HUNDRED EIGHTY
(180) DAYS FROM DATE, which said Note was parphed "Ne Varietur" by me, Notary for identification herewith, and the Vendor(s) acknowledge(s) its receipt and accepts this mortgage.

     In order to secure the full payment of this indebtedness in principal and interest, together with all costs, including attorney's fees of 25.000% per cent of the amount due or in suit, if it should be placed in the hands of an attorney for collection, by suit or otherwise, Purchaser(s) specially mortgage(s) unto Vendor(s) and such person or persons who may eventually be the holder or holders of the note, the herein described property.

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     The property shall remain mortgaged and hypothecated until the full and final payment of the note. Purchaser(s) shall not sell, transfer or alienate the mortgaged property without the prior written consent of the Vendor(s). The failure to obtain the Vendor's prior written consent shall be a condition of default that shall, at the option of Vendor(s) accelerate all the obligations secured by this mortgage. If the Vendor(s) agree(s) to accept or permit an assumption of this mortgage, and the obligations it secures, by a third party, the Vendor(s), at its sole discretion, may increase the interest rate and charge transfer or other fees in such amounts as it may see fit. In such an event, the Purchaser(s) shall not be released from any obligation imposed by this mortgage or from any obligations this mortgage secures. The property shall not be sold, alienated, or encumbered to the Vendor(s) prejudice. If the debt, or any part of it, is not punctually paid at its maturity, and according to its tenor, it shall be lawful for the property mortgaged to be seized and sold under executory process issued by any court of competent jurisdiction, without appraisement, to the highest bidder, payable cash; Purchaser(s) hereby expressly confess judgment in favor of any holder of the note, for its full amount with interest, and costs, including attorney's fees and all other amounts secured hereby. Purchaser(s) further expressly waives citation and alll notices and delays, including the three-day notice provided by Article 2639 of the Code of civil Procedure.

     Purchaser(s) shall pay all taxes assessed and all liens which may be asserted by any governmental authorities against the property before they become delinquent, and keep the buildings and improvements on it, or which may be placed on it, constantly isured against loss by fire, flood, wind, storm and such other casualties as are covered by the Louisiana standard insurance extended coverage form in an amount equal to the unpaid balance of the note unless otherwise noted herein, in slovent insurance companies, and shall deliver the policies and renewal of such insurance to the holder of the note. If Purchaser(s) fails to do so, the holder is authorized (but not obligated) to pay the taxes or liens, and cause such insurance to be effected, at Purchaser(s) expense. The holder of said note shall become subrogated to all the rights and privileges of the governmental authorities to which taxes or liens were due, and all sums expended in paying taxes, liens, fees or insurance shall bear interest at the rate of ten (10%) percent per annum from date of disbursement, and be further secured by this mortgage to the additional amount of twenty (20%) percent of the original amount of the note.

     If Purchaser(s) shall become insolvent, or apply to a bankruptcy court to be adjudged a voluntary bankrupt, or proceedings be instituted to have Purchaser(s) adjudged an involuntary bankrupt, or proceedings be taken against Purchaser(s) looking to the appointment of a receiver or syndic, or any proceedings be instituted for the seizure or sale of the property herein mortgaged by judicial process, or in case Purchaser(s) should fail to pay the note, any sum secured by this mortgage, or any part thereof, or the interest thereon, or the taxes, promptly when due, or to effect and keep in force insurance, or to transfer and deliver the policies as herein provided, or sell, transfer or alienate the herein described property without the consent of Mortgagee, then in any such event, at the option of the holder of the note, all the indebtedness shall ipso facto, and without any demand or putting in default, become immediatedly due and exigible. Failure on the part of the holder of the note to insist on strict compliance of the terms of this mortgage or delays on the part of the holder of the note in exercising any rights herein shall not operate as a waiver thereof.

     All parties signing the within instrument have declared themselves to be of full legal capacity.

     Both the Purchaser and Purchaser's spouse declare that they do expressly waive and renounce in favor of the holder of the note any homestead exemption or claim thereto, under the Constitution and laws of this State with respect to the property being mortgaged. The word "NOTE" as used above includes the several notes, if more than one is referred to, and that term includes all indebtedness secured hereby, including principal, interest, attorney's fees and costs.

     All agreements and stipulations herein contained, and all the obligations herein assumed, shall inure to the benefit of and be binding upon the heirs, successors and assigns of the respective parties hereto.

     The singular herein shall include the plural and the masculine gender shall include the feminine and neuter genders, and vice versa.

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     Parish and/or City taxes up to and including 1995 are paid as per certificate annexed. The taxes are assumed by the Purchaser(s).

     By reference to the Mortgage Conveyance and Paving (if applicable) Certificates annexed hereto it does not appear that said property has been heretofore alienated by the Vendor(s) or that it is subject to any encumbrances whatever, except those inscribed thereon which are accepted and/or assumed by the Purchase(s) or will be canceled by me, Notary.

     The parties to this Act are aware that the Mortgage, Conveyance and Paving (if applicable) Certificates herein referred to are open and not yet dated and signed, and relieve and release me, Notary, from all responsibility by reason thereof.

     The parties hereto requested that a environmental site assessment of the property described herein not be made and none ws made and hereby relieve and release me, Notary, from any and all responsibility in connection therewith and further acknowledge that I, Notary, have advised them of the risks in failing to obtain said assessment.

     THUS DONE AND PASSED on the day, month and year herein first above written, in the presence of the undersigned competent witnesses, who hereto sign their names with the said appearers and me, Notary, after reading of the whole.


WITNESSES                         LABORATORY SPECIALISTS, INC.

                                  /s/ ARTHUR R. PETERSON, JR.
                                          BY: ARTHUR R. PETERSON, JR.

/s/ HUGH F. O'CONNOR, JR.         /s/ HUGH F. O'CONNOR, SR.
                                          HUGH F. O'CONNOR, SR.



                          ---------------------------
                                 NOTARY PUBLIC

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